SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                FORM 8-K/A
                               Amendment #1

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  May 14, 2003


                            PAYSTAR COPRORATION
            (Exact Name of Registrant as Specified in Charter)


NEVADA                           000-32197        86-0885565
(State or Other Jurisdiction     (Commission      (IRS Employer
of Incorporation)                File Number)     Identification No.)

1330 SOUTH HAM LANE, SUITE 101, LODI, CA     95242
(Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code:  (209) 339-0484


Item 7.  Exhibits

     The exhibit set forth in the following index of exhibits is filed as a part of this current report.

     Exhibit
     No.       Description of Exhibit                            Location

     16.2      Letter dated May 16, 2003, from Perry Smith, LLP
               on change in certifying accountant                Attached

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NMXS.com, Inc.


Date:  May 16, 2003                     By /s/ William D. Yotty
                                           William D. Yotty, Chairman

Date:  May 16, 2003                     By /s/ Harry T. Martin
                                           Harry T. Martin, CFO




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